Supplement dated October 2, 2006
          to the NAV and Class 1 Prospectuses for John Hancock Funds II
                             Dated October 17, 2005

Large Cap Value Fund

On September 29, 2006, BlackRock Investment Management LLC ("BIM") became the subadviser to the Large Cap Value Fund replacing Fund Asset Management, L.P. ("FAM"). The subadviser change, which was approved by the Board of Trustees of the Large Cap Value Fund, was in connection with the consummation of a transaction on September 29, 2006 involving BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("ML & Co."), whereby ML & Co.'s investment management business combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms with nearly $1 trillion in assets under management and offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The combined company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, United Kingdom, Asia, Australia, Middle East and Europe. The former FAM portfolio manager will continue to manage the Large Cap Value Fund for BIM, and the new subadvisory agreement with BIM will not result in any change in the level or quality of subadvisory services provided to the Large Cap Value Fund.

BIM is an indirect wholly owned subsidiary of BlackRock with offices located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. BlackRock is owned approximately 49% by ML & Co., approximately 34% by The PNC Financial Services Group, Inc. ("PNC") and approximately 17% by employees and public shareholders. PNC is a diversified financial services organization with headquarters at 249 Fifth Avenue, One PNC Plaza, Pittsburgh, Pennsylvania 15222. ML & Co. is a financial services holding company with offices at World Financial Center, North Tower, 250 Vesey Street, New York, NY 10080. ML & Co. and PNC may be deemed "controlling persons" (as defined in the 1940 Act) of BIM because of their ownership of the voting securities of BlackRock or their power to exercise a controlling influence over its management or policies.


Large Cap Value Fund

The advisory fee for the Large Cap Value Fund is currently:

                                     First              Between
                                     $500 million       $500 million and      Excess Over
                                      of Aggregate      $1 billion of         $1 billion of Aggregate
Fund                                 Net Assets         Aggregate Net Assets  Net Assets
Large Cap Value(1)...................0.825%             0.800%                0.775%

(1)For purposes of determining Aggregate Net Assets, the net assets of the Large Cap Value Fund, a series of John Hancock Funds II, and the Large Cap Value Trust, a series of John Hancock Trust, are included.

Effective December 1, 2006, the advisory fee for the Large Cap Value Fund will be amended to add two additional breakpoints for assets above $1.5 billion, as follows:

                                       Between
                                       $500 million     Between         Between
                     First             and              $1 billion and  $1.5 billion and   Excess Over
                     $500 million      $1 billion of    $1.5 billion of $2 billion of      $2 billion of
                     of Aggregate      Aggregate Net    Aggregate Net   Aggregate Net      Aggregate
Fund                 Net Assets        Assets           Assets          Assets             Net Assets
Large Cap Value(1)...0.825%            0.800%           0.775%          0.720%             0.700%

(1)For purposes of determining Aggregate Net Assets, the net assets of the Large Cap Value Fund, a series of John Hancock Funds II, and the Large Cap Value Trust, a series of John Hancock Trust, are included.


Science & Technology Fund

Effective October 6, 2006, RCM Capital Management LLC ("RCM") will become a co-subadviser to the Science & Technology Fund along with T. Rowe Price Associates, Inc. ("T. Rowe Price") who will continue to manage the portfolio. Each subadviser will independently manage its portion of the portfolio. It is currently anticipated that each subadviser will manage approximately 50% of the portfolio although the Adviser may change this allocation at any time without notice to shareholders.

In managing its portion of the portfolio, RCM may enter into short sales including short sales against the box.

The Science & Technology Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stocks includes equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

The RCM portfolio managers for the portfolio:

Walter C. Price, CFA (since 2006). Mr. Price is a Senior Analyst for the Fund. He joined RCM in 1974 as a senior securities analyst in technology and became a principal in 1978.

Huachen Chen, CFA (since 2006). Mr. Chen is a Senior  Portfolio  Manager for the
Fund.   He  joined  RCM  in  1984  and  since  1990  had   extensive   portfolio
responsibilities for technology and capital goods stocks.


Blue Chip Growth Fund
Equity-Income Fund
Health Sciences Fund
Mid Value Fund
Science & Technology Fund
Small Company Value Fund
Spectrum Income Fund
Real Estate Equity Fund

T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Mid Value Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund. Due to the addition of a co-subadviser for the Science & Technology Fund this waiver is amended and restated as follows:

This waiver is based on the combined average daily net assets of the following funds that are managed by T. Rowe Price: for John Hancock Funds II the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Mid Value Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund, Real Estate Equity Fund; for John Hancock Trust the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust (collectively, the "T. Rowe Portfolios"). Only that portion of the net assets of the Science & Technology Fund and the Science & Technology Trust that are managed by T. Rowe Price are included for purposes of determining the combined average daily net assets of the T. Rowe Portfolios.

The current percentage fee reduction is as follows:

                                                                                 Fee Reduction
                                                                              (As a Percentage of
                                                                                the Subadvisory
Combined Average Daily Net Assets of the T. Rowe Portfolios                          Fee)
-----------------------------------------------------------                   -------------------
First $750 million............................................................0.00%
Over $750 million.............................................................5.00%

Effective November 1, 2006, the percentage reduction will be as follows:

                                                                                Fee Reduction
                                                                             (As a Percentage of
                                                                               the Subadvisory
Combined Average Daily Net Assets of the T. Rowe Portfolios                         Fee)
-----------------------------------------------------------                  -------------------
First $750 million............................................................0.00%
Next $750 million.............................................................5.00%
Next $1.5 billion.............................................................7.50%
Over $3 billion..............................................................10.00%

The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Price Portfolio by the amount that the subadvisory fee is reduced.

These voluntary fee waivers may be terminated at any time by, respectively, T. Rowe Price and the Adviser.


Special Value Fund

Effective November 6, 2006, CAM North America, LLC (to be renamed ClearBridge Advisors, LLC) ("ClearBridge Advisors") will become the subadviser to the Special Value Fund, replacing Salomon Brothers Asset Management Inc. ("SaBAM"). ClearBridge Advisors, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (of which SaBAM is a part), which was acquired by Legg Mason, Inc. in December 2005. ClearBridge Advisors is a wholly-owned subsidiary of Legg Mason.

The subadviser change was approved by the Board of Trustees of the Special Value Fund at the September 28-29, 2006 Board of Trustees meeting. The new subadvisory agreement with ClearBridge Advisors will not result in any change in the level or quality of subadvisory services provided to the Special Value Fund or in advisory or subadvisory fee rates.

Absolute Return Fund

Effective October 1, 2006, the advisory fee for the Absolute Return Fund is amended and restated as follows:

Management fees The Absolute Return Fund pays the Adviser a management fee for the Absolute Return Fund. The management fee has two components: (a) a fee on assets invested in Affiliated Funds ("Affiliated Fund Assets") and (b) a fee on assets not invested in Affiliated Funds ("Other Assets"). Affiliated Funds are any fund of John Hancock Funds II and John Hancock Funds III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Fund and the Absolute Return Trust, a series of John Hancock Trust (collectively, the "Absolute Return Funds") determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the Absolute Return Fund.

Advisory Fee on Affiliated Fund Assets

                  Aggregate Net Assets of Absolute Return Funds

                                 Between $200
                First            million and         Excess over $500
                $200 million     $500 million        million

                0.150%           0.1250%             0.100%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Absolute Return Funds, determined in accordance with the following schedule and that rate is applied to the Other Assets of the Absolute Return Fund.

Advisory Fee on Other Assets

                  Aggregate Net Assets of Absolute Return Funds

                                 Between $200
                First            million and         Excess over $500
                $200 million     $500 million        million

                0.600%           0.575%              0.550%


Emerging Growth Fund
Active Bond Fund
High Income Fund
Strategic Income Fund

Effective October 1, 2006, Sovereign Asset Management, LLC changed its name to MFC Global Investment Management (U.S.), LLC ("MFC Global Investment Management"). The name change will not impact the management of the funds and the portfolio, management team (and their investment philosophy and process) for each of these funds will remain the same. MFC Global Investment Management is the asset management arm of Manulife Financial Corporation. Based in North America and with investment offices in Boston, Toronto, London, Tokyo, Hong Kong and Southeast Asia, MFC Global Investment Management has more than 100 years of investment management experience.

Bond Index Fund

Effective October 2, 2006 the Bond Index Fund will change its name to the Total Bond Market Fund and amend and restate the disclosure under "Goals and Strategies" as noted below.

In addition, the advisory fee will be increased as follows: 0.49% for the first $500 million of net assets of the Total Bond Market Fund and 0.47% on the excess. Due to this advisory fee increase, "Your Expenses" under "Index Funds - Bond Index Fund" is amended and restated as follows:

Your Expenses
Operating expenses are paid from the Fund's assets, and therefore are paid by shareholders indirectly.

         Annual Operating Expenses(A)                Class NAV
         ----------------------------                ---------
         Management Fee                              0.49%
         Distribution and service (12b-1) fee        --
         Other Expenses (A)                          0.13%
         Total Fund operating expenses               0.62%

     (A) Based on estimated amounts for the current fiscal year.
     (B) The Adviser has voluntarily agreed to limit certain Other Expenses so that certain other Fund level expenses do not exceed 0.075%. Other Expenses after this reimbursement would be 0.09% and Net Fund Operating Expenses would be 0.58%. This reimbursement shall continue in effect until terminated by the Adviser on notice to JHF II.

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

Expense Examples           Year 1           Year 3
----------------           ------           ------
Class NAV                  $64              $200

The disclosure in the prospectus under "Goals and Strategies" is amended and restated as follows:

Goal and Strategy
The Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index (the "Lehman Index") (which represents the U.S. investment grade bond market). To pursue this goal, the Fund invests, under normal market conditions, at least 80% of its assets in securities listed in this index.

The Fund attempts to match the performance of the Lehman Index by holding a representative sample of the securities that comprise the Lehman Index. However, the Fund has operating expenses and transaction costs, while a market index does not. Therefore, the Fund, while it attempts to track the Lehman Index, typically will be unable to match the performance of the index exactly. The Lehman Index composition may change from time to time. The subadviser will reflect those changes as soon as practicable.

The Fund is an intermediate term bond fund of high and medium credit quality.

The Lehman Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $200 million including:

 o   U.S. Treasury and agency securities;
 o   Asset-backed   and   mortgage-backed    securities,    including   mortgage
     pass-through securities and commercial mortgage- backed securities ("CMBS") and collateralized mortgage offerings ("CMOs");
 o   Corporate bonds, both U.S. and foreign (if dollar denominated); and
 o   Foreign government and agency securities (if dollar denominated).

The Fund may purchase other types of investments that are not in the Lehman Index. This would include, for example, certain derivatives (investments whose value is based on indexes or other securities).

The Fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

                        Supplement dated October 2, 2006
           to the Class A, B, C Prospectuses for John Hancock Funds II

Absolute Return Portfolio
Lifestyle Aggressive Portfolio
Lifestyle Growth Portfolio
Lifestyle Balanced Portfolio
Lifestyle Moderate Portfolio
Lifestyle Conservative Portfolio
Quantitative All Cap Fund

In the section "SALES CHARGE REDUCTIONS AND WAIVERS", under the heading "CDSC waivers", the bullet point referencing Merrill Lynch has been deleted and replaced with:

  o Certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionssm programs.

Under the heading "Waivers for certain investors", the bullet point referencing Merrill Lynch has been deleted and replaced with:

  o Certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionssm programs.

                        Supplement dated October 2, 2006
        to Statement of Additional Information for John Hancock Funds II
          dated October 17, 2005, as amended and restated July 24, 2006

Investment Restrictions
-----------------------

Investment  restriction  (1)  under  the  heading  "Investment   Restrictions  -
Fundamental" has been amended to read:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Fund, Real Estate Securities Fund, Utilities Fund, Natural Resources Fund, Real Estate Equity Fund and Global Real Estate Fund. (The Fund has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Fund.)

-The Natural Resources Fund will concentrate it assets in securities of issuers in natural resource-related companies worldwide.

-For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

-For purposes of the concentration policy the Lifestyle Portfolios, the Absolute Return Portfolio and any other fund-of-funds will look through to the portfolio holdings of the underlying funds in which they invest and will aggregate the holdings of the underlying funds to determine concentration in a particular industry in accordance with the above policy. For purposes of this policy only those underlying funds that are part of the John Hancock family of funds will be aggregated; the Lifestyle Portfolios, Absolute Return Portfolio and any other fund-of-funds will not aggregate underlying fund holdings, if any, in non-John Hancock funds.


The following investment restriction under the heading "Investment Restrictions, Nonfundamental" has been deleted:

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the fund's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the fund or more than 5% of the value of the fund's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

(a) a merger, consolidation or reorganization,

(b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

(c) the purchase of shares of the T. Rowe Price Reserve Investment Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a fund may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment
Fund).**

For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by

"Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Portfolios.

*State Street Bank and Trust Company ("State Street"), the Fund's custodian, pursuant to an agreement with the Fund, provides a security lending service to the Fund. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.


Initial Sales Charge on Class A Shares
--------------------------------------

In the section "INITIAL SALES CHARGE ON CLASS A SHARES", under the heading "Without Sales Charges", the bullet-point paragraph referencing Merrill Lynch, has been deleted and replaced with:

  o Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

In the section "DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES", under the heading "Waiver of Contingent Deferred Sales Charge", the bullet-point paragraph referencing Merrill Lynch, has been deleted and replaced with:

  o Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

In the section "ADDITIONAL SERVICES AND PROGRAMS", the heading "Retirement plans participating in Merrill Lynch's servicing programs:" and the first paragraph of that section have been deleted and replaced with:

     Retirement  plans   participating  in  Merrill  Lynch's  or  The  Princeton
     Retirement Group, Inc.'s servicing programs:

     Class A shares are available at net asset value for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

Appendix C

Portfolio Managers Information under the heading "RCM Capital Management LLC" is amended and restated:

                           RCM Capital Management LLC

                           Emerging Small Company Fund
                            Science & Technology Fund


                               Portfolio Managers
                               ------------------

Emerging Small Company Fund: Thomas Ross and Louise Laufersweiller Science & Technology Fund: Walter Price and Huachen Chen

                             Other Accounts Managed
                             ----------------------

The following summarizes information regarding each of the accounts, excluding portfolios of the John Hancock Funds II that were managed by RCM Capital
Management LLC ("RCM") portfolio managers as of October 2, 2006, including amounts managed by a team, committee, or other group that includes the portfolio manager. The advisory fee charged for managing each of these accounts is not based on performance.


------------------ ------------- --------------- ------------ ------------ -------------- -----------------
                                                                           Other
                                                                           Registered      Other
                                                 Other         Other       Investment     Registered
Portfolio Manager  Other Pooled   Other Pooled   Accounts     Accounts     Cos            Investment cos
------------------ ------------- --------------- ------------ ------------ -------------- -----------------
                   #              $              #             $           #               $
------------------ ------------- --------------- ------------ ------------ -------------- -----------------
Walter Price                  3   $ 70.90                  14  $181.20                13   $2,072.22
------------------ ------------- --------------- ------------ ------------ -------------- -----------------
Huachen Chen                  3   $ 70.90                  12  $167.20                13   $2,072.22
------------------ ------------- --------------- ------------ ------------ -------------- -----------------
Thomas Ross                   5   $193.36                  12  $346.50                 3   $205.75
------------------ ------------- --------------- ------------ ------------ -------------- -----------------
Louise
Laufersweiler                 0   $ -                       6  $548.50                 1   $60.05
------------------ ------------- --------------- ------------ ------------ -------------- -----------------

Description of Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

     o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and


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

other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

Pallas Investment Partners, L.P. ("Pallas") and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds") - Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner. Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas
Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Multimanager Technology Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Compensation

RCM believes that their compensation program is competitively positioned to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

Bonus Program. RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, profit sharing competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (profit sharing) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

Annual Bonus. All portfolio managers also receive discretionary compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each portfolio manager receives a target bonus. The target bonus is based on the individuals' years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) - depending on individual, team and firm performance.

Stock  Appreciation  Rights. Key members of RCM's investment staff are allocated
Stock Appreciation Right (SARs) units at the beginning of each year. The SARs vest over five years. Each tranche of SARs are paid-out on the fifth anniversary of their issuance - the amount of which is based on the increase in profitability of the firm during that five-year period.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

Profit Program
--------------
In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.

Securities Ownership
--------------------

Emerging Small Company Fund
Thomas Ross-None
Louise Laufersweiler-None


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